UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

Park Dental Partners, Inc.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-42967	93-2020683
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

2200 County Road C West, Suite 2210

Roseville, Minnesota 55113

(Address of Principal Executive Offices) (Zip Code)

(651) 633-0500

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PARK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 29, 2026, Park Dental Partners, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”) for the purposes of (i) electing the Class II director named in the definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 10, 2026 (the “Proxy Statement”); and (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

As of the record date of March 30, 2026, there were 6,608,919 shares of the Company’s common stock, par value $0.0001 per share, entitled to vote at the Annual Meeting, including restricted shares entitled to vote prior to vesting. A total of 5,279,595 shares were represented in person or by proxy at the Annual Meeting, constituting a quorum. The final results of the shareholder vote are set forth below.

Proposal 1: Election of Director

The Company’s shareholders elected Christopher C. Smith as a Class II director to serve until the Company’s 2029 annual meeting of shareholders and until his successor is duly elected and qualified. The director was elected by the votes indicated.

Nominee	For	Withheld	Broker Non-Votes
Christopher C. Smith	4,214,835	586,587	478,173

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The appointment was ratified by the votes indicated.

For	Against	Abstain	Broker Non-Votes
5,145,444	1,047	133,104	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK DENTAL PARTNERS, INC.

Date: June 2, 2026	By:	/s/ Peter G. Swenson
Name: Peter G. Swenson
Title: Chief Executive Officer and Chair